SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                        _________________


                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                        _________________


                  Date of Report: July 25, 2003
                (Date of earliest event reported)


                       TEMPLE-INLAND INC.
     (Exact Name of Registrant as Specified in its Charter)

      Delaware             001-08634             75-1903917
  (State or Other         (Commission           (IRS Employer
    Jurisdiction          File Number)       Identification No.)
 of Incorporation)



        1300 South MoPac Expressway, Austin, Texas 78746
            (Address of Principal Executive Offices)


                         (512) 434-5800
      (Registrant's telephone number, including area code)



                         Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.

     On July 25, 2003, Temple-Inland Inc. (the "Company") issued a press release announcing that Dale E. Stahl had resigned his position as Executive Vice President of the Company. A copy of this press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Exhibits.

     (c)  Exhibits.

     99.1 Press release issued by the Company on July 25, 2003, announcing the resignation of Dale E. Stahl as Executive Vice President of the Company.


                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TEMPLE-INLAND INC.


Date: July 25, 2003           By:  /s/ M. Richard Warner
                                 -------------------------------
                              Name:  M. Richard Warner
                              Title: Vice President and
                                     Chief Administrative Officer

                          EXHIBIT INDEX

Exhibit   Description                                       Page
-------   -----------                                       ----

99.1      Press release issued by the Company on July 25,    4
          2003, announcing the resignation of Dale E.
          Stahl as Executive Vice President of the
          Company.